UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2011

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2011, Veeco held its Annual Meeting of Stockholders (the “Meeting”).  At the meeting, stockholders approved the adoption of the Veeco Management Bonus Plan (the “Plan”).  Under the Plan, bonuses may be made to officers and employees of Veeco, including the chief executive officer, chief financial officer and other named executive officers, according to criteria established by the Compensation Committee.  The Plan is described in detail in the Company’s Proxy Statement for the 2011 Annual Meeting of the Stockholders of the Company, which was filed with the Securities and Exchange Commission on April 14, 2011 (the “Proxy Statement”).  The description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as an appendix to the Proxy Statement and is incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The matters voted on at the Meeting were:  (1) the election of three directors; (2) an advisory vote on executive compensation; (3) an advisory vote on the frequency of holding an advisory vote on executive compensation; (4) approval of the Veeco Management Bonus Plan; and (5) ratification of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  As of the record date for the meeting, there were 40,667,798 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting.  Each of the directors up for reelection was reelected, the frequency of an advisory vote on executive compensation receiving the most votes was one year and each of the other matters was approved by the required number of votes on each such matter.  The terms of each of the following directors continued after the meeting:  Edward H. Braun, Richard A. D’Amore, Joel A. Elftmann, Roger D. McDaniel and John R. Peeler.  The final voting results were as follows:

Matter	For	Withheld	Broker Non- votes
1. Election of Directors
(a) Thomas Gutierrez	25,285,885	171,217	5,774,824
(b) Gordon Hunter	25,284,648	172,454	5,774,824
(c) Peter J. Simone	19,467,527	5,989,575	5,774,824

Matter	For	Against	Abstained	Broker Non- votes
2. Approval of the advisory vote on executive compensation.	24,845,751	568,738	42,613	5,774,824

Matter	1 Year	2 Years	3 Years	Abstain	Broker Non- votes
3. The frequency of holding an advisory vote on executive compensation.	17,706,383	133,262	7,418,605	198,851	5,774,825

Matter	For	Against	Abstained	Broker Non- votes
4. Approval of the Veeco Management Bonus Plan.	24,745,455	642,181	69,466	5,774,824
5. Ratification of the appointment of Ernst & Young LLP	30,623,716	553,507	54,703	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2011	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins

Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel